UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2023

ACORN ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33886	22-2786081
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

1000 N West St., Suite 1200, Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 654-3315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

1. Certificate of Amendment to Certificate of Incorporation.

On September 6, 2023, Acorn Energy, Inc. (the “Company”) filed a Certificate of Amendment to the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect a 1-for-16 reverse stock split (the “reverse stock split”) of the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) on September 7, 2023 at 5:00 pm EDT. No fractional shares will be issued in connection with the reverse stock split and stockholders will receive cash in lieu of fractional shares.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company expects that the Common Stock will begin trading on a reverse-split-adjusted basis under the temporary symbol “ACFND,” effective with the opening of the OTCQB market on Friday, September 8, 2023. The fifth character “D” will remain appended to the Company’s symbol for 20 trading days, at which point it will revert back to “ACFN.” The new CUSIP number for the Common Stock following the reverse stock split will be 004848206.

2. Amendment to Bylaws.

On September 5, 2023, the Company’s Board of Directors approved amendment of Sections 1, 2 and 3 of Article X of the Company’s By-laws, to be effective upon consummation of the reverse split, in order to more clearly provide for shares of the Company’s capital stock to be issued in either uncertificated or certificated form.

The foregoing description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amendment, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 7, 2023, the Company issued a press release announcing the anticipated completion of the reverse stock split. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Restated Certificate of Incorporation

3.2	Amendment to the Company’s By-laws

99.1	Press Release of Acorn Energy, Inc., dated September 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of September 2023.

ACORN ENERGY, INC.

By:	/s/ Tracy S. Clifford
Name:	Tracy S. Clifford
Title:	Chief Financial Officer